Employee Defined Contribution Plan	6 Months Ended
Dec. 31, 2024
Retirement Benefits [Abstract]
Employee Defined Contribution Plan

10. Employee Defined Contribution Plan

Full time employees of the Group’s subsidiaries in PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. The related labor regulations of PRC require that the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits were US$54,010 and US$40,575 for the six months ended December 31, 2024 and 2023, respectively., respectively.